                            UNITED STATES BANKRUPTCY COURT
                            NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                   CASE NO: 97-58435 MM
                                                              ----------------

                                                      CHAPTER 11
                                                      MONTHLY OPERATING REPORT
                                                      (GENERAL BUSINESS CASE)

---------------------------------------

                                                    SUMMARY OF FINANCIAL STATUS

MONTH ENDED       September, 1998
             ------------------------


1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($ _____).


                                                                        End of                 End of               As of
                                                                        Current                 Prior              Petition
2.  ASSET/LIABILITY SUMMARY                                              Month                  Month               Filing
                                                                         -----                  -----               ------
      Current Assets (Market Value)                                       $30,640               $85,746             $245,867
                                                                     -------------          ------------         ------------
      Total Assets (Market Value)                                      $3,443,258            $5,498,364           $5,665,985
                                                                     -------------          ------------         ------------
      Current Liabilities                                                $141,548              $133,199                   $0
                                                                     -------------          ------------         ------------
      Total Liabilities                                                $5,608,583            $5,600,234           $5,467,035
                                                                     -------------          ------------         ------------

                                                                                                                  Petition
                                                                        Current                 Prior              Date to
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 Month                  Month             Month End
                                                                         -----                  -----             ---------
      a.  Total Receipts                                                     $996                    $0              $27,213
                                                                     -------------          ------------         ------------
      b.  Total Disbursements                                                $946                $3,718              $33,054
                                                                     -------------          ------------         ------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $50               ($3,718)             ($5,841)
                                                                     -------------          ------------         ------------
      d.  Cash Balance Beginning of Month                                 $10,590               $14,308
                                                                     -------------          ------------
      e.  Cash Balance End of Month (c + d)                               $10,640               $10,590
                                                                     -------------          ------------
                                                                     -------------          ------------

4.  POST-PETITION LIABILITIES & RECEIVABLES                           Receivables                                Liabilities
                                                                      -----------                                -----------
      Balance at End of Previous Month                                    $75,156                                   $133,199
                                                                     -------------                              -------------
      Balance at End of Current Month                                     $20,000                                   $141,548
                                                                     -------------                              -------------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                        $349
                                                                     ------------
      Balance at End of Current Month (over 30 days)                         $433
                                                                     ------------

                                                                                                YES                    NO
                                                                                                ---                    --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of
    unpaid items)                                                                           X
                                                                                            -------------          ------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                X
                                                                                            -------------          ------------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                                                    X
                                                                                            -------------          ------------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                X
                                                                                            -------------          ------------
10. If you answered yes to line 7,8, or 9, were all such payments approved by the
    court?                                                                                 #
                                                                                            -------------          ------------
11. Is the estate insured for replacement cost of assets and for general liability?         N/A
                                                                                            -------------          ------------
12. Are U.S. Trustee quarterly fees current?                                                X
                                                                                            -------------          ------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


    Date: October 23, 1998               Richard J Redett
          ----------------               -------------------------------------------
                                                   Responsible Individual



        Effective 1/1/95

                                   BALANCE SHEET
                              (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED         September, 1998
                                                  ---------------

                                      ($      )
                                        ------

    ASSETS


                                                                       FROM SCHEDULES                   MARKET VALUE
                                                                       --------------                   ------------
       CURRENT ASSETS
 1         Cash and cash equivalents - unrestricted                                                             $10,640
                                                                                                    --------------------
 2         Cash and cash equivalents - restricted                                                                    $0
                                                                                                    --------------------
 3         Accounts receivable (net)                                         A                                  $20,000
                                                                                                    --------------------
 4         Inventory                                                         B                                       $0
                                                                                                    --------------------
 5         Prepaid expenses                                                                                          $0
                                                                                                    --------------------
 6         Other:
                 ------------------------------------------                                         --------------------
 7
           ------------------------------------------------                                         --------------------
 8             TOTAL CURRENT ASSETS                                                                             $30,640
                                                                                                    --------------------

       PROPERTY AND EQUIPMENT (MARKET VALUE)
 9         Real property                                                     C                                       $0
                                                                                                    --------------------
10         Machinery and equipment                                           D                                       $0
                                                                                                    --------------------
11         Furniture and fixtures                                            D                                       $0
                                                                                                    --------------------
12         Office equipment                                                  D                                       $0
                                                                                                    --------------------
13         Leasehold improvements                                            D                                       $0
                                                                                                    --------------------
14         Vehicles                                                          D                                       $0
                                                                                                    --------------------
15         Other:                                                            D                                       $0
                 ------------------------------------------                                         --------------------
16                                                                           D
           ------------------------------------------------                                         --------------------
17                                                                           D
           ------------------------------------------------                                         --------------------
18                                                                           D
           ------------------------------------------------                                         --------------------
19                                                                           D
           ------------------------------------------------                                         --------------------

20             TOTAL PROPERTY AND EQUIPMENT                                                                          $0
                                                                                                    --------------------

       OTHER ASSETS
21         Notes receivable-net of allowances                                                                 $3,000.00
           ------------------------------------------------                                         --------------------
22         Investment-NST                                                                                      $300,000
           ------------------------------------------------                                         --------------------
23         Investment-subs                                                                                     $112,618
           ------------------------------------------------                                         --------------------
24         Accounts receivable-intercompany net of allowances                                                        $0
                                                                                                    --------------------
25             TOTAL OTHER ASSETS                                                                            $3,412,618
                                                                                                    --------------------
26             TOTAL ASSETS                                                                                  $3,443,258
                                                                                                    --------------------
                                                                                                    --------------------



   NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience
                                                             ----------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------


Effective 1/1/95

                                  LIABILITIES AND EQUITY
                                 (GENERAL BUSINESS CASE)

                                       ($      )
                                         ------


      LIABILITIES                                                              FROM SCHEDULES
         POST-PETITION                                                         --------------
             CURRENT LIABILITIES
27             Salaries and wages
                                                                                                      ---------------
28             Payroll taxes
                                                                                                      ---------------
29             Real and personal property taxes
                                                                                                      ---------------
30             Income taxes
                                                                                                      ---------------
31             Notes payable (short term)
                                                                                                      ---------------
32             Accounts payable (trade)                                               A                         $433
                                                                                                      ---------------
33             Real property lease arrearage
                                                                                                      ---------------
34             Personal property lease arrearage
                                                                                                      ---------------
35             Accrued professional fees                                                                    $141,115
                                                                                                      ---------------
36             Current portion of long-term debt (due within 12 months)
37             Other:
                             -----------------------------------------------                          ---------------
38
                 -----------------------------------------------------------                          ---------------
39
                 -----------------------------------------------------------                          ---------------

40             TOTAL CURRENT LIABILITIES                                                                    $141,548
                                                                                                      ---------------
41           LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                      ---------------
42             TOTAL POST-PETITION LIABILITIES                                                              $141,548
                                                                                                      ---------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43             Secured claims                                                                               $100,000
                                                                                                      ---------------
44             Priority unsecured claims                                                                    $101,776
                                                                                                      ---------------
46             TOTAL PRE-PETITION LIABILITIES                                                             $5,467,035
                                                                                                      ---------------
47             TOTAL LIABILITIES                                                                          $5,608,583
                                                                                                      ---------------
      EQUITY (DEFICIT)

48               Preferred Stock                                                                             $80,000
                 -----------------------------------------------------------                          ---------------
49               Common Stock                                                                                $28,846
                 -----------------------------------------------------------                          ---------------
50               Additional Paid-In Capital                                                               $18,461,441
                 -----------------------------------------------------------                          ---------------
51               Accumulated Deficit                                                                     ($20,700,869)
                 -----------------------------------------------------------                          ---------------
52           Market value adjustment                                                                         ($34,743)
                                                                                                      ---------------
53             TOTAL EQUITY (DEFICIT)                                                                     ($2,165,325)
                                                                                                      ---------------

54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                      $3,443,258
                                                                                                      ---------------
                                                                                                      ---------------



Effective 1/1/95

                                                SCHEDULES
                                         (GENERAL BUSINESS CASE)
                                                ($      )
                                                  ------

                                                SCHEDULE A
                                      ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                         Accounts      Accounts Payable          Past Due
                                                        Receivable     [Post Petition]      Post Petition Debt
                                                        ----------     ---------------      ------------------
Receivables and Payables
   0 -30 Days                                                                      $84
                                                      --------------   ---------------   --
   31-60 Days                                                                     $349     |
                                                      --------------   ---------------     |
   61-90 Days                                                                              |              $349
                                                      --------------   ---------------     |-------------------
   91+ Days                                                $20,000                         |
                                                      --------------   ---------------   --
   Total accounts receivable/payable                       $20,000                $433
                                                      --------------   ---------------
                                                      --------------   ---------------
   Allowance for doubtful accounts
                                                      --------------
   Accounts receivable (net)                               $20,000
                                                      --------------
                                                      --------------

                                                SCHEDULE B
                                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)              COST OF GOODS SOLD
----------------------------------              ------------------
                               Inventory(ies)   Inventory Beginning of Month
                                 Balance at                                                 -------------------
                                End of Month    Add -
                                ------------
Retail/Restaurants                                    Net purchases
                                                                                            -------------------
   Product for resale                                 Direct labor
                             ------------------                                             -------------------
                                                      Manufacturing overhead
                                                                                            -------------------
Distribution                                          Freight in
                                                                                            -------------------
   Product for resale                                 Other:
                             ------------------
Manufacturer -                                        -----------------------
   Raw materials
                             ------------------       -----------------------
   Work-in-progress                             Less -
                             ------------------
   Finished goods                                     Inventory End of Month
                             ------------------                                             -------------------
                                                      Shrinkage
                                                                                            -------------------
Other -                                               Personal Use
   Explain                   ------------------                                             -------------------
          ----------------
                                                Cost of Goods Sold                                           $0
  ------------------------                                                                  -------------------
                                                                                            -------------------

      TOTAL                                 $0
                             -----------------
                             -----------------


METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
---------------------------                                 ---------------------------
Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory valuation used.
                    Yes ___         No ___
How often do you take a complete physical inventory?        Valuation methods -
                                                                   FIFO cost
                                                                                      ----------------
   Weekly                                                          LIFO cost
                        ---                                                           ----------------
   Monthly
                        ---                                        Lower of cost or
   Quarterly                                                         market
                        ---                                                           ----------------
   Semi-annually                                                   Retail method
                        ---                                                           ----------------
   Annually
                        ---
                                                                   Other -
Date of last physical inventory was        Unknown                   Explain          ----------------
                                          ----------------
                                                                    ----------------------------------------
Date of next physical inventory is         N/A
                                          ----------------          ----------------------------------------


Effective 1/1/95

                                                   SCHEDULE C
                                                 REAL PROPERTY

DESCRIPTION                                                           COST             MARKET VALUE
-----------                                                           ----             ------------
None
---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      Total                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

                                                   SCHEDULE D
                                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                           COST             MARKET VALUE
-----------                                                           ----             ------------
MACHINERY & EQUIPMENT -
---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      TOTAL                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

FURNITURE & FIXTURES -

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      TOTAL                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

OFFICE EQUIPMENT -

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      TOTAL                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

LEASEHOLD IMPROVEMENTS -

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      TOTAL                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

VEHICLES -

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------

---------------------------------------------------------       -----------------    -----------------
      TOTAL                                                                   $0                   $0
                                                                -----------------    -----------------
                                                                -----------------    -----------------

                                                   SCHEDULE E
                                            PRE-PETITION LIABILITIES

                                                                       Claimed           Allowed
List Total Claims For Each Classification -                            Amount           Amount  (b)
-------------------------------------------                            ------           -----------
   Secured claims (a)                                                   $100,000
                                                                  ----------------    ----------------
   Priority claims other than taxes
                                                                  ----------------    ----------------
   Priority tax claims                                                  $101,776
                                                                  ----------------    ----------------
   General unsecured claims                                           $5,265,259
                                                                  ----------------    ----------------

   (a)   List total amount of claims even if under

   (b)   Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are of $10,000,000 and a proof of claim is filed in that amount.  You believe that you can settle
         Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000


                                                   SCHEDULE F
                                           RENTAL INCOME INFORMATION
Effective 1/1/95                   Not Applicable to General Business Cases.

                        STATEMENT OF OPERATIONS
                        (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED SEPTEMBER, 1998
                               $
                                --------



           CURRENT MONTH
-------------------------------------                                                              CUMULATIVE          NEXT MONTH
   ACTUAL      FORECAST     VARIANCE                                                             (CASE TO DATE)         FORECAST
-----------  -----------  -----------                                                              -----------        -----------
                                            REVENUES
                                   $0     1   Gross Sales                                               $7,000
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     2   less: Sales Returns & Allowances
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     3   Net Sales                                                 $7,000                 $0
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     4   Less: Cost of Goods Sold   (Schedule 'B')                $68,271
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     5   Gross Profit                                            ($61,271)                $0
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     6   Interest                                                     $92
-----------  -----------  -----------                                                              -----------        -----------
                                          7   Other Income:

       $996                      $996     8   Miscellaneous                                               $996
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
                                   $0     9
-----------  -----------  -----------         -----------------------------------------            -----------        -----------

       $996          $0          $996     10      TOTAL REVENUES                                      ($60,183)                $0
-----------  -----------  -----------                                                              -----------        -----------


                                            EXPENSES
                                   $0    11   Compensation to Owner(s)/Officer(s)
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    12   Salaries/Commissions
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    13   Management Fees
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    14   Depreciation
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    15   Taxes:
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    16      Employer Payroll Taxes
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    17      Real Property Taxes
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    18      Other Taxes
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    19   Other Selling
-----------  -----------  -----------                                                              -----------        -----------
        $14                      ($14)   20   Other Administrative                                      $1,735
-----------  -----------  -----------                                                              -----------        -----------
                                   $0    21   Interest
-----------  -----------  -----------                                                              -----------        -----------

                                         22   Other Expenses:

                                   $0    23   Storage Rental                                            $1,601
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
                                   $0    24   Accounting                                                $1,510
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
                                   $0    25   Press Release                                               $625
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
        $70                      ($70)   26   Telecommunications                                        $5,015
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
       $946                     ($946)   27   SEC Reporting                                             $3,945
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
                                   $0    28   Litigation Costs                                          $1,193
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
    $55,156                  ($55,156)   29   Write-off of Accounts Receivable                         $55,156
-----------  -----------  -----------         -----------------------------------------            -----------        -----------
 $2,000,000               ($2,000,000)   30   Writedown of Notes Receivable                         $2,000,000
-----------  -----------  -----------         -----------------------------------------            -----------        -----------

 $2,056,186          $0   ($2,056,186)   31      TOTAL EXPENSES                                     $2,070,780                 $0
-----------  -----------  -----------                                                              -----------        -----------

($2,055,190)         $0   ($2,055,190)   32 SUBTOTAL                                               ($2,130,963)                $0
-----------  -----------  -----------                                                              -----------        -----------

                                             REORGANIZATION ITEMS
     $8,265                   ($8,265)    33   Professional Fees                                      $233,383
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     34   Provisions for Rejected Executory Contracts
-----------  -----------  -----------          Interest Earned on Accumulated Cash

                                   $0     35      Resulting from Chp 11 Case
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     36   Gain or (Loss) from Sale of Equipment                    $4,592
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     37   US Trustee Fees                                          $1,000
-----------  -----------  -----------          ---------------------------------------             -----------        -----------
                                   $0     38   Gain or (Loss) from Sale of Investments
-----------  -----------  -----------          ---------------------------------------             -----------        -----------

      $8,265         $0       ($8,265)    39     TOTAL REORGANIZATION ITEMS                           $229,791                 $0
-----------  -----------  -----------                                                              -----------        -----------

 ($2,063,455)        $0   ($2,063,455)    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($2,360,754)                $0
-----------  -----------  -----------                                                              -----------        -----------
                                   $0     41   Federal & State Income Taxes
-----------  -----------  -----------                                                              -----------        -----------

 ($2,063,455)        $0   ($2,063,455)    42 NET PROFIT (LOSS)                                     ($2,360,754)                $0
-----------  -----------  -----------                                                              -----------        -----------
-----------  -----------  -----------                                                              -----------        -----------


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        Effective 1/1/95

              SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                       (GENERAL BUSINESS CASE)

                 FOR THE MONTH ENDED SEPTEMBER, 1998

CASH BALANCE BEGINNING OF MONTH                                                                                 $10,590
                                                                                                     -----------------

Cash Receipts  (1)                                                                                                $996
                                                                                                     -----------------

Cash Disbursements  (1)                                                                                           $946
                                                                                                     -----------------

Excess (Deficiency) of Receipts Over Disbursements                                                                 $50
                                                                                                     -----------------

Cash Balance End of Month                                                                                      $10,640
                                                                                                     -----------------
                                                                                                     -----------------






RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                      Account 1                  Account 2                Account 3
                                                    ------------------      ------------------       -----------------
BANK                                                Wells Fargo             Bank of America
                                                    ------------------      ------------------       -----------------
ACCOUNT TYPE                                        General                 Murray&Murray Trust
                                                    ------------------      ------------------       -----------------
ACCOUNT NO.                                         0114-458243             00357-63272
                                                    ------------------      ------------------       -----------------
ACCOUNT PURPOSE                                     Operations              None
                                                    ------------------      ------------------       -----------------

BALANCE, END OF MONTH                                          $10,640                      $0
                                                    ------------------      ------------------       -----------------

TOTAL FUNDS ON HAND FOr ALL ACCOUNTS                           $10,640
                                                    ------------------




(1)  Excluding bank transfers between your accounts.


        Effective 1/1/95